Summary Prospectus	October 2, 2018

Quaker Mid-Cap Value Fund

Tickers: Advisor Class QMCVX Class I QMVIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 2, 2018, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/literature/reports. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to info@ccminvests.com.

INVESTMENT OBJECTIVES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Advisor Class (formerly Class A)	Institutional Class
Management Fees(1)	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses	1.29%	1.29%
Shareholder Servicing Fees	0.09%	0.09%
Total Other Expenses	1.38%	1.38%
Acquired Fund Fees and Expenses(2)	0.04%	0.04%
Total Annual Fund Operating Expenses	2.57%	2.32%

(1) The management fee has been restated to reflect the fees payable under the new advisory contract with the Fund’s investment adviser.

(2) The Total Annual Fund Operating Expenses do not correlate to the “Ratio of expenses to average net assets, before fees waived” provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. Acquired fund fees and expenses are those expenses incurred indirectly by the Fund through its ownership of shares in other investment companies (including exchange traded funds (“ETFs”)) and business development companies (“BDCs”). BDCs expenses are similar to the expenses paid by any operating company held by the Fund.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
ADVISOR CLASS	$260	$799	$1,365	$2,905
INSTITUTIONAL CLASS	$235	$724	$1,240	$2,656

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 80% of its assets, plus the amount of any borrowings for investment purposes, in the securities of mid-cap U.S. companies.  The Fund’s adviser, Community Capital Management, Inc. (the “Adviser”) generally considers mid-cap companies to be those companies with a market capitalization range between $1.5 billion and $30 billion.  In selecting securities, the Adviser employs the following strategies:

•
Value Securities.  The Fund invests in companies considered by the Adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

•	MLPs/REITs. The Fund may invest in master limited partnerships and real estate investment trusts.

•
Impact Investments. The Fund invests in companies that may have positive impact attributes or specific impact characteristics and maintain neutral posture toward environmental, social and governance (ESG) related risk.

The Adviser uses an internally developed investment process to seek to develop a fully integrated portfolio of securities that includes environmental, social and governance (ESG) factors that can deliver strong financial performance while simultaneously having positive, long-term economic and sustainable impact. Securities are categorized based on the following four-part segmentation:

•	Positive Impact: common and preferred securities whose revenue is more than 50% derived from impact themes.

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•
Impact: analysis of established third-party research incorporating various impact/ESG scores and factors; In addition, the net benefit to society is analyzed if less than 50% of revenue comes from positive impact themes but there are other positive policies and procedures.

•	Neutral Impact: does not violate any negative restrictions and has the potential to reach impact status in the future.

•	Negative Impact: companies with the following activities are excluded from the investment process:

✓	Fossil fuel exploration and production; any activity related to coal

✓	Tobacco, chemical manufacturing, weapons, prison management

✓	Regulatory issues, discriminatory labor practices, safety issues, poor CRA ratings

✓	Companies with a material involvement (over 30% of revenue) in: gaming, oil transportation & storage, fuel generation from fossil fuels, and junk food

At the Adviser’s discretion, other companies may also be excluded from the investment process due to their negative impact.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund.  The following risks could affect the value of your investment:

•
Impact/ESG Risk.  The Adviser may select or exclude securities of certain companies for reasons other than performance and, as a result, the Fund may underperform other funds that do not use an impact/ESG screening process.  Impact/ESG investing is qualitative and subjective by nature.  There is no guarantee that impact/ESG criteria used by the Adviser will reflect beliefs or values of any particular investor.

•
Common Stock Risk.  Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•
Mid-Cap Securities Risk.  The Fund invests in companies with smaller market capitalizations.  Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region, may be less well known to the investment community, and may have more volatile share prices.  Also, smaller companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies.  As a result, mid-capitalization stock prices have greater volatility than large company securities.

•
Value Securities Risk.  The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth).  If the Adviser’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•
Master Limited Partnership Risk. The Fund’s exposure to master limited partnerships (MLP) may subject the Fund to greater volatility than investments in traditional securities. The value of MLP and MLP based exchange traded funds and notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•
Real Estate Investment Risk. The Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies.  Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

•
Liquidity Risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe and/or at the desired price. The values of illiquid investments are often more volatile than the values of more liquid investments. It may be more difficult for the Fund to determine a fair value of an illiquid investment than that of a more liquid comparable investment.

PAST PERFORMANCE

The following bar chart displays the annual return of the Fund over the past ten years.  The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund.  Past performance does not guarantee or predict future results.

Effective January 1, 2018, the Adviser became the investment manager for the Fund.  The Fund’s returns after January 1, 2018 reflects the Adviser’s investment philosophy and strategies. The returns prior to this time reflect the Fund’s prior investment adviser and/or sub-adviser and the prior strategies and policies and may not be indicative of future returns.

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Annual Total Returns – Advisor Class Shares (formerly Class A Shares) as of December 31, 2017

Highest Performing Quarter: 20.34% in 3rd quarter of 2009
Lowest Performing Quarter: -23.29% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through June 30, 2018 was -0.64%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for 1-year, 5-years and 10-years for each class of the Fund before taxes compare to those of a broad-based securities market index.  In addition, after-tax returns are presented for Advisor Class Shares of the Fund.  The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.  In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.  After-tax returns for the other class of shares will vary from the Advisor Class Shares after-tax returns shown.  Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 800-220-8888.

Average Annual Total Returns as of December 31, 2017
	1 Year	5 Years	10 Years
Advisor Class Return Before Taxes (formerly Class A Shares)	10.01%	12.38%	6.59%
Advisor Class Return After Taxes on Distributions	10.01%	12.38%	6.59%
Advisor Class Return After Taxes on Distributions and Sale of Fund Shares	5.66%	9.91%	5.33%
Institutional Class Return Before Taxes	16.72%	13.94%	7.46%
Russell Midcap® Value Index	13.34%	14.68%	9.10%

The Fund's after-tax returns were calculated using the historical highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown.  The after-tax returns shown are not relevant to shareholders who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

INVESTMENT ADVISER

Community Capital Management, Inc. serves as investment adviser to the Fund.

PORTFOLIO MANAGERS

Todd Cohen, CEO/Chief Investment Officer of the Adviser, has been responsible for the day-to-day management of the Fund since January 2018.

Andrew Cowen, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2018.

Thomas Lott, Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since January 2018.

PURCHASE AND SALE OF FUND SHARES

You may purchase, exchange or redeem Fund shares on any business day by mail upon completion of an account application (Quaker Investment Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). You may also purchase additional shares, exchange or redeem shares by telephone at 800-220-8888, or purchase or redeem shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Advisor Class Shares
Type of Account	Minimum Investment to Open Account	Minimum Subsequent Investments
Regular	$2,000	$100
IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

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TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Quaker Investment Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
800-220-8888

A current Statutory Prospectus and Statement of Additional Information, both dated October 2, 2018, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

Summary Prospectus	Quaker Mid-Cap Value Fund